UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2019

CYREN LTD.

(Exact name of Registrant as specified in its charter)

Israel	000–26495	Not applicable
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

10 Ha-Menofim St., 5th Floor
Herzliya, Israel	4672561
(Address of principal executive offices)	(Zip Code)

011–972–9–863–6888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary Shares, par value ILS 0.15 per share	CYRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Compensation to the Company’s Non-Executive Chairman of the Board

Following the approval of the Compensation Committee (the “Compensation Committee”) of Cyren Ltd. (the “Company”) and the Company’s Board of Directors (the “Board”), at the Company’s 2019 annual meeting of shareholders held on July 30, 2019 (the “Annual Meeting”), the Company’s shareholders approved the compensation to Lior Samuelson, the Company’s Non-Executive Chairman of the Board, who stepped down as the Company’s CEO on May 6, 2019. The terms of Mr. Samuelson’s compensation as Non-Executive Chairman of the Board include cash compensation in the amount of $15,000 per month, paid quarterly, a grant of 25,000 RSUs and modified vesting and expiration terms with respect to Mr. Samuelson’s existing equity grants. Further information regarding Mr. Samuelson’s compensation terms is set forth under Proposal Three of the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on June 25, 2019 (the “Proxy Statement”) and incorporated herein by reference.

Approval of Increase of Shares under the Employee Plan

Following the approval of the Compensation Committee and the Board, at the Annual Meeting, the Company’s shareholders approved an increase in the number of the Company’s ordinary shares, par value ILS 0.15 per share (the “Ordinary Shares”) reserved for issuance under the Company’s 2016 Equity Incentive Plan and its respective Israeli Appendix (the “Employee Plan”) from a total of 4.2 million Ordinary Shares to a total of 11.2 million Ordinary Shares. A summary of the terms of the Employee Plan is set forth under Proposal Five of the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on June 25, 2019 and is incorporated herein by reference. This summary is qualified in its entirety by reference to the full text of the Employee Plan, as amended and restated, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on ten proposals, each of which is described in more detail in the Proxy Statement. The following is a brief description of each matter voted upon and the results of the votes.

Proposal One - The shareholders elected the following eight directors to serve until the next annual meeting of shareholders or until their respective successors are elected.

Director Nominee	For	Against	Abstain	Broker Non-Vote
Lior Samuelson	37,374,657	647,101	2,671,296	3,914,719
Hila Karah	37,983,288	40,120	2,669,646	3,914,719
Todd Thomson	37,981,833	39,565	2,671,656	3,914,719
James Hamilton	37,987,098	33,900	2,672,056	3,914,719
Cary Davis	37,352,396	644,972	2,695,686	3,914,719
Brian Chang	37,374,126	645,872	2,673,056	3,914,719
Lauren Zletz	37,560,956	439,822	2,692,276	3,914,719
Rajveer Kushwaha	37,557,906	440,872	2,694,276	3,914,719

Proposal Two - The shareholders elected the following two External Directors to each serve for a three-year term.

External Director Nominee	For	Against	Abstain	Broker Non-Vote
John Becker	6,728,490	5,913,018	7,090	3,914,719
David Earhart	6,722,825	5,918,683	7,090	3,914,719

Proposal Three - The shareholders approved the compensation to Lior Samuelson, the Company’s Non-Executive Chairman of the Board.

For	Against	Abstain	Broker Non-Vote
9,526,302	457,727	2,689,553	3,914,719

Proposal Four - The shareholders approved amendments to the compensation terms for the Company’s non-executive directors.

For	Against	Abstain	Broker Non-Vote
9,503,967	451,729	2,692,886	3,914,719

Proposal Five - The shareholders approved an increase in the number of Ordinary Shares reserved for issuance under the Employee Plan from a total of 4.2 million Ordinary Shares to a total of 11.2 million Ordinary Shares.

For	Against	Abstain	Broker Non-Vote
36,578,359	1,443,142	2,671,553	3,914,719

Proposal Six - The shareholders approved an increase in the number of Ordinary Shares reserved for issuance under the Non-Employee Director Plan from a total of 0.4 million Ordinary Shares to a total of 1.15 million Ordinary Shares.

For	Against	Abstain	Broker Non-Vote
36,558,351	1,463,142	2,671,561	3,914,719

Proposal Seven - The shareholders approved an increase in the number of the Company’s authorized Ordinary Shares and authorized share capital to NIS 16,500,000 divided into 110,000,000 Ordinary Shares, and an amendment to the Company’s Articles of Association to reflect such increase.

For	Against	Abstain	Broker Non-Vote
37,960,317	68,850	2,663,887	3,914,719

Proposal Eight –- The shareholders approved the appointment of Kost, Forer, Gabbay & Kasierer (a member firm of Ernst & Young Global) as the Company’s independent public accountants for the year ending December 31, 2019 and for the year commencing January 1, 2020 and until the next annual meeting of shareholders and their compensation (as approved by the Audit Committee and the Board).

For	Against	Abstain	Broker Non-Vote
36,554,127	19,892	8,033,754	0

Proposal Nine – The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Vote
37,980,105	30,888	2,682,061	3,914,719

Proposal Ten - The shareholders approved, on an advisory basis, the frequency of every year for future advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Year	3 Year	Abstain
38,409,165	517	14,014	2,269,358

As required by Israeli law, each of proposals 2, 3, 4 were approved by shareholders holding a majority of the Ordinary Shares voted on such proposals (excluding abstentions) who affirmatively confirmed that they were non-controlling shareholders or did not have a personal interest in such proposals.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibits
3.1	Amended and Restated Articles of Association of the Company, as amended and restated.
10.1	2016 Equity Incentive Plan, as amended and restated.*
10.2	2016 Non-Employee Director Incentive Plan, as amended and restated.*

* Management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CYREN LTD.

Date: August 2, 2019	/s/ J. Michael Myshrall
J. Michael Myshrall
Chief Financial Officer

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